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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported): August 84,
2001


Technology Funding Venture Partners IV, An Aggressive Growth Fund, L.P.
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          (Exact name of registrant as specified in its charter)



        Delaware                           94-3054600
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(State or other jurisdiction of         (I.R.S. Employer
incorporation or organization)         Identification Number)



2000 Alameda de las Pulgas, Suite 250
San Mateo, California                                    94403
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(Address of principal executive offices)               (Zip Code)


                               (650) 345-2200
             ---------------------------------------------------
              Registrant's telephone number, including area code



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Item 5.           Other Events

                  Pursuant to Article 6 of the Partnership Agreement for Technology Funding Venture Partners IV, An Aggressive Growth Fund, L.P., the Partnership Agreement has been amended. The Amended and Restated Limited Partnership Agreement is attached as Exhibit 99.1 hereto and is incorporated by reference into this Report.

Item 7.           Financial Statements, Pro Forma Financial Information
                  And Exhibits

                  (a)      Not applicable.

                  (b)      Not applicable.

                  (c)      Exhibits

                           99.1     Technology Funding Venture Partners
                                    IV, An Aggressive Growth Fund,
                                    L.P., Amended and Restated
                                    Partnership Agreement






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                                    SIGNATURE


                  Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


TECHNOLOGY FUNDING VENTURE PARTNERS IV,
AN AGGRESSIVE GROWTH FUND, L.P.

By:   TECHNOLOGY FUNDING INC.
      TECHNOLOGY FUNDING LTD.
      Managing General Partners


  Date:  August 8, 2001                   By:  /s/ Charles R. Kokesh
                                        ------------------------------
                                              Charles R. Kokesh
                                              President, Chief
Executive Officer, Chief Financial Officer and Chairman of Technology Funding Inc. and Managing General Partner of Technology Funding Ltd.

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                            EXHIBIT INDEX

Exhibits
--------
99.1 Technology Funding Venture Partners IV, An Aggressive Growth Fund, L.P., Amended and Restated Partnership Agreement